Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is presented as a result of the acquisition of a 65% interest in the entity that owns the InterContinental Hotel in Prague, Czech Republic (the InterContinental Prague Hotel) and gives effect to the following transactions (a) the acquisition of an interest in two joint ventures which own the Chicago and Miami InterContinental hotels on April 1, 2005, (b) the acquisition of the Four Seasons Washington D.C. on March 1, 2006, (c) the acquisition of the Westin St. Francis San Francisco Hotel on June 1, 2006, (d) the acquisition of the Ritz-Carlton Laguna Niguel on July 7, 2006, (e) the acquisition of a 65% interest in the InterContinental Prague Hotel on August 3, 2006, (f) the disposition of the Marriott Rancho Las Palmas Resort on July 14, 2006, (g) the disposition of the Burbank Airport Hilton & Convention Center on September 7, 2006 (h) a July 2006 mortgage loan, (i) our March 2005; January and May 2006 preferred stock offerings, and (j) our January and May 2006 common stock offerings.

The historical financial information as of June 30, 2006 and for the six months then ended has been derived from our unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 and the historical financial information for the year ended December 31, 2005 has been derived from our audited financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2005.

The unaudited pro forma balance sheet data as of June 30, 2006 is presented as if the transactions described above had occurred on June 30, 2006. The unaudited pro forma statement of operations data for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as if the transactions described above had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	InterContinental Prague Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Assets

Property and equipment	$1,849,541	$213,371	$2,062,912	$187,818	$(122,082	)(2a)	$2,205,154
					76,506	(2b)
Less accumulated depreciation	(236,145)	13,662	(222,483)	(90,424)	58,776	(2a)	(254,131)

Net property and equipment	1,613,396	227,033	1,840,429	97,394	13,200		1,951,023

Goodwill	163,175	61,333	224,508	33,442	(21,737	)(2a)	295,165
					58,952	(2b)
Intangible assets	4,761	2,100	6,861				6,861
Assets held for sale	46,602	(46,602)	—				—
Investment in joint ventures	89,247		89,247		(15,459	)(2c)	73,788
Cash and cash equivalents	153,915	15,788	169,703	11,864	75,852	(2d)	181,567
					(75,852	)(2d)
Restricted cash and cash equivalents	22,257		22,257	7,248			29,505
Accounts receivable, net	49,176	6,648	55,824	3,351			59,175
Deferred financing costs, net	7,666	841	8,507	52			8,559
Other assets	111,041	1,003	112,044	2,202			114,246
Insurance recoveries receivable	12,702		12,702				12,702

Total assets	$2,273,938	$268,144	$2,542,082	$155,553	$34,956		$2,732,591

Liabilities and Shareholders’ Equity

Liabilities:
Mortgages and other debt payable	$699,413	$187,044	$886,457	$87,397	$—		$973,854
Bank credit facility	—		—		75,852	(2d)	75,852
Liabilities of assets held for sale	18,508	(18,508)	—				—
Accounts payable and accrued expenses	135,967	9,803	145,770	24,117	1,345	(2e)	171,232
Distributions payable	19,115		19,115				19,115
Deferred gain on sale of hotels	106,574		106,574				106,574

Total liabilities	979,577	178,339	1,157,916	111,514	77,197		1,346,627

Minority interests in SHR’s operating partnership	13,289	1,290	14,579				14,579
Minority interests in consolidated hotel joint ventures	10,494		10,494	1,798			12,292

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553		97,553				97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878		110,878				110,878
8.25% Series C Cumulative Redeemable Preferred Shares	138,472		138,472				138,472
Common shares	753		753	20	(20	)(2f)	753
Additional paid-in capital	1,220,689	(1,290)	1,219,399	24,350	(24,350	)(2f)	1,219,399
Accumulated (deficit) earnings	(221,708)	89,805	(131,903)	751	(751	)(2f)	(131,903)
Accumulated distributions	(93,996)		(93,996)				(93,996)
Accumulated other comprehensive income	17,937		17,937	17,120	(17,120	)(2f)	17,937

Total shareholders’ equity	1,270,578	88,515	1,359,093	42,241	(42,241)		1,359,093

Total liabilities and shareholders’ equity	$2,273,938	$268,144	$2,542,082	$155,553	$34,956		$2,732,591

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our September 20, 2006 Form 8-K/A were made to account for the following transactions:

a)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million.

b)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million.

c)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel for $330.0 million plus assumed debt of $8.6 million. We used cash on hand, which included proceeds raised from common and preferred stock offerings and mortgage debt proceeds described below to acquire this property.

d)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel hotel.

2.	InterContinental Prague Hotel Historical and Pro Forma Adjustments – On August 3, 2006 we purchased a 65% interest in the entity that owns the InterContinental Prague Hotel for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

The total estimated consideration as shown in the table below is allocated to the assets and liabilities of the InterContinental Hotel as if the transaction had occurred on June 30, 2006.

(in thousands)
Total purchase price:
Cash consideration	$75,852

Preliminary allocation of purchase price:
Fair value of property and equipment	76,506
Goodwill	58,952
Historical value of cash and cash equivalents acquired	7,712
Historical value of restricted cash and cash equivalents acquired	4,711
Historical value of accounts receivable acquired	2,178
Historical value of other assets acquired	1,465
Historical value of minority interests in consolidated hotel joint ventures	(1,169)
Mortgage debt assumed	(56,808)
Deferred tax liability	(3,168)
Historical value of accounts payable and accrued expenses assumed	(14,527)

$75,852

The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects the elimination of 65% of the InterContinental Prague Hotel’s historical account balances.

b)	Reflects the fair value of assets acquired.

c)	Reflects the $15.5 million elimination of the investment in the joint venture.

d)	Reflects the estimated $75.9 million of borrowings under the bank credit facility and cash paid to fund the transaction.

e)	Reflects the additional $3.2 million of deferred tax liability related to the step up of the assets to fair value less $1.9 million of note payable and accrued interest purchased from the former shareholder.

f)	Reflects the elimination of the InterContinental Prague Hotel’s historical account balances.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	InterContinental Prague Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$159,419	$38,091	$197,510	$10,815	$—		$208,325
Food and beverage	96,468	31,684	128,152	4,283			132,435
Other hotel operating revenue	27,391	8,781	36,172	2,449			38,621

	283,278	78,556	361,834	17,547	—		379,381
Lease revenue	7,769	—	7,769				7,769

Total revenues	291,047	78,556	369,603	17,547	—		387,150

Operating Costs and Expenses:
Rooms	37,970	12,302	50,272	1,825			52,097
Food and beverage	66,142	24,656	90,798	2,702			93,500
Other departmental expenses	72,353	11,364	83,717	2,924			86,641
Management fees	9,093	4,338	13,431	723	(360	)(2a)	13,794
Other hotel expenses	18,281	11,398	29,679	1,989			31,668
Lease expense	6,619		6,619				6,619
Depreciation and amortization	29,228	11,033	40,261	2,889	(278	)(2b)	42,872
Corporate expenses	12,589		12,589				12,589

Total operating costs and expenses	252,275	75,091	327,366	13,052	(638)		339,780

Operating income	38,772	3,465	42,237	4,495	638		47,370

Interest expense	(15,358)	(5,463)	(20,821)	(2,082)	(2,355	)(2c)	(25,258)

Interest income	2,476	(55)	2,421	121			2,542
Equity in losses of joint ventures	(947)		(947)		(180	)(2d)	(1,127)
Gain on sale of assets	—	753	753				753
Other income, net	2,677		2,677	(1,950)	(234	)(2e)	493

Income before income taxes and minority interest	27,620	(1,300)	26,320	584	(2,131)		24,773
Income tax expense	(2,871)		(2,871)	(756)			(3,627)
Minority interest expense in SHR’s operating partnership	(632)	77	(555)		61	(2f)	(494)
Minority interest expense in consolidated hotel joint ventures	(789)		(789)				(789)

Income from continuing operations	$23,328	$(1,223)	$22,105	$(172)	$(2,070)		$19,863

Income from continuing operations applicable to common shareholders per share:

Basic:	$0.23						$0.07 (5)
Diluted:	$0.23						$0.07 (5)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our September 20, 2006 Form 8-K/A were made to account for the following transactions:

a)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

b)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

d)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

e)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

2.	InterContinental Prague Hotel Historical and Pro Forma Adjustments –On August 3, 2006 we purchased a 65% interest in the InterContinental Prague Hotel for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and all pro forma activity:

a)	Reflects the $0.4 million elimination of InterContinental Prague’s historical asset management fee expense.

b)	Reflects a $0.3 million incremental decrease from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

c)	Reflects a $2.4 million incremental increase from historical interest expense related to the $75.9 million of revolver debt used to acquire the hotel and related working capital. We used a weighted average LIBOR rate of 4.71% plus the designated spread to calculate interest expense for the additional revolver debt.

d)	Reflects the $0.2 million elimination of equity in earnings of joint venture.

e)	Reflects the $0.2 million elimination of the Company’s historical asset management fee income from the InterContinental Prague.

f)	Reflects the $61,000 adjustment for minority interest to give effect to the weighted average 2.64% interest in the operating partnership owned by others.

3.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	60,750	60,950
Pro forma impact of common stock offerings	14,030	14,030

Pro forma basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	74,780	74,980

Pro forma income from continuing operations for the six months ended June 30, 2006	$19,863	$19,863
Historical preferred shareholder dividends	(9,620)	(9,620)
Pro forma Series B Preferred shareholder dividend	(791)	(791)
Pro forma Series C Preferred shareholder dividend	(4,513)	(4,513)

Pro forma income from continuing operations applicable to common shareholders for the six months ended June 30, 2006	$4,939	$4,939

Pro forma income from continuing operations applicable to common shareholders per share for the six months ended June 30, 2006 – basic and diluted	$0.07	$0.07

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	InterContinental Prague Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$257,628	$83,292	$340,920	$21,672	$—		$362,592
Food and beverage	164,838	64,911	229,749	7,937			237,686
Other hotel operating revenue	53,492	20,064	73,556	3,922			77,478

	475,958	168,267	644,225	33,531	—		677,756
Lease revenue	16,787		16,787				16,787

Total revenues	492,745	168,267	661,012	33,531	—		694,543

Operating Costs and Expenses:
Rooms	62,730	29,199	91,929	3,628			95,557
Food and beverage	116,493	52,027	168,520	5,049			173,569
Other departmental expenses	136,559	14,846	151,405	5,547			156,952
Management fees	15,033	10,727	25,760	1,618	(871	)(2a)	26,507
Other hotel expenses	29,089	38,823	67,912	4,141			72,053
Lease expense	13,178		13,178				13,178
Depreciation and amortization	49,824	28,312	78,136	6,139	(917	)(2b)	83,358
Corporate expenses	21,023		21,023				21,023

Total operating costs and expenses	443,929	173,934	617,863	26,122	(1,788)		642,197

Operating income	48,816	(5,667)	43,149	7,409	1,788		52,346

Interest expense	(36,142)	(8,006)	(44,148)	(3,945)	(3,761	)(2c)	(51,854)

Interest income	2,117	(112)	2,005	48			2,053
Gain on sale of assets	—	356	356				356
Loss on early extinguishment of debt	(7,572)	1,032	(6,540)				(6,540)
Other income, net	8,359		8,359	6,391	(3,497	)(2d)	11,253

Income before income taxes and minority interest	15,578	(12,397)	3,181	9,903	(5,470)		7,614
Income tax expense	(1,298)	(592)	(1,890)	(2,203)			(4,093)
Minority interests	(3,508)	2,307	(1,201)	1	(340	)(2e)	(1,540)

Income from continuing operations	$10,772	$(10,682)	$90	$7,701	$(5,810)		$1,981

Income (loss) from continuing operations applicable to common shareholders per share:

Basic:	$0.11						$(0.47	)(3)
Diluted:	$0.11						$(0.47	)(3)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our September 20, 2006 Form 8-K/A were made to account for the following transactions:

a)	We entered into partnership agreements with InterContinental Hotels Group (the Ventures) and on April 1, 2005 we purchased an 85% controlling interest in the Ventures which own the InterContinental hotels in Chicago and Miami. In connection with this transaction, the Ventures obtained $202.0 million of debt financing.

b)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

d)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort.

e)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

f)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

g)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

2.	InterContinental Prague Hotel Historical and Pro Forma Adjustments – On August 3, 2006 we purchased a 65% interest in the InterContinental Prague Hotel for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects the $0.9 million elimination of InterContinental Prague’s historical asset management fee expense.

b)	Reflects a $0.9 million incremental decrease from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

c)	Reflects a $3.8 million incremental increase from historical interest expense related to the $75.9 million of revolver debt used to acquire the hotel and related working capital. We used a weighted average LIBOR rate of 3.46% plus the designated spread to calculate interest expense for the additional revolver debt.

d)	Reflects the $3.5 million elimination of equity in earnings of joint venture and the Company’s historical asset management fee income from the InterContinental Prague.

e)	Reflects the $0.3 million adjustment for minority interest to give effect to the weighted average 15.26% interest in the operating partnership owned by others.

3.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the year ended December 31, 2005	35,376	35,577
Pro forma impact of common stock offerings	24,100	24,100
Restricted stock units no longer dilutive under pro forma loss from continuing operations	—	(201)

Pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2005	59,476	59,476

Pro forma income from continuing operations for the year ended December 31, 2005	$1,981	$1,981
Historical preferred shareholder dividends	(6,753)	(6,753)
Pro forma Series A Preferred shareholder dividend	(1,747)	(1,747)
Pro forma Series B Preferred shareholder dividend	(9,488)	(9,488)
Pro forma Series C Preferred shareholder dividend	(11,859)	(11,859)

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2005	$(27,866)	$(27,866)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2005 – basic and diluted	$(0.47)	$(0.47)